UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008 (July 28, 2008)

First BancTrust Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-32535	37-1406661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Central Avenue, Paris, IL	61944
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 465-6381

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On July 28, 2008, First BancTrust Corporation issued a news release to report its financial results for the quarter and six-month period ended June 30, 2008. The release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated July 28, 2008 issued by First BancTrust Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCTRUST CORPORATION

Dated: July 30, 2008

/s/ Terry J. Howard
Terry J. Howard
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated July 28, 2008 issued by First BancTrust Corporation

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